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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE
                OF SALOMON MORTGAGE LOAN TRUST, SERIES 2003-NBC1,
                VARIABLE-RATE MORTGAGE PASS-THROUGH CERTIFICATES)


                 Salomon Brothers Mortgage Securities VII, Inc.
             (Exact name of registrant as specified in its charter)





          Delaware                   333-83816                  13-3439681
          --------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation              File Number)          Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                  10013
------------------                                                  -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------

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Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

                  Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") plans a series of certificates, entitled Salomon Mortgage Loan Trust 2003-NBC1, Variable-Rate Mortgage Pass-Through Certificates, Series 2003-NBC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003, among the Registrant as depositor, National Bank of Commerce as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2003- NBC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

                  Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


                Exhibit No.                                       Description
                -----------                                       -----------
                   99.1                      Computational Materials (as defined in Item 5) that have
                                             been provided by Salomon Smith Barney Inc. to certain
                                             prospective purchasers of Salomon Mortgage Loan Trust,
                                             Series 2003-NBC1, Variable-Rate Mortgage Pass-Through
                                             Certificates.

                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 14, 2003

                                                   SALOMON BROTHERS MORTGAGE
                                                   SECURITIES VII, INC.


                                                   By: /s/ Matthew R. Bollo
                                                       ---------------------
                                                   Name:   Matthew R. Bollo
                                                   Title:

                                                 Index to Exhibits
                                                 -----------------


                                                                                                  Sequentially
          Exhibit No.                                   Description                               Numbered Page
          -----------                                   -----------                               -------------
              99.5                Computational Materials (as defined in Item 5)                        P
                                  that have been provided by Salomon Smith
                                  Barney Inc. to certain prospective purchasers
                                  of Salomon Mortgage Loan Trust, Series
                                  2003-NBC1, Variable-Rate Mortgage Pass-
                                  Through Certificates.

                                  EXHIBIT 99.5

                                [FILED BY PAPER]